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                                                                  EXHIBIT 10.17



















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                                FOURTH AMENDMENT
                         TO SHORT-TERM CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO SHORT-TERM CREDIT AGREEMENT dated September 25, 2000 ("this Amendment") is entered into by BOOKS-A-MILLION, INC., a Delaware corporation ("BAM"), AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation ("AWBC"; BAM and AWBC are sometimes together referred to as the "Borrowers") and AMSOUTH BANK, an Alabama banking corporation formerly known as AmSouth Bank of Alabama (the "Lender").

                                    RECITALS

         A. The Borrowers and the Lender have heretofore entered into a Short-Term Credit Agreement dated as of October 27, 1995, as amended by a First Amendment thereto dated as of November 1, 1996, a Second Amendment thereto dated June 4, 1997 and by a Third Amendment thereto dated June 3, 1998 (as so amended, the "Agreement") whereby the Lender made available to the Borrowers a revolving credit facility in an aggregate principal amount outstanding not to exceed $10,000,000 (the "Revolving Facility"), the proceeds of which were to be used by the Borrowers for general corporate purposes.

         B. The Borrowers have applied to the Lender for an extension of the Termination Date of the Revolving Facility until May 30, 2001 and for an increase in the amount of the Maximum Credit Amount to $15,000,000, the proceeds of which will continue to be used by the Borrowers for general corporate purposes.

         C. The Borrowers and the Lender wish to amend the Agreement as requested by the Borrowers and as further set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrowers and the Lender hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

         2.       The defined term "Assumption Agreement" is hereby added to
Article I of the Agreement and shall read as follows:

                  "Assumption Agreement shall have the meaning attributed to that term in Section 2.1(i)."



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         3.       The defined term "Borrowers" set forth in Article I of the
Agreement is hereby amended to read, in its entirety, as follows:

                  "Borrowers shall mean BAM, AWBC and all other entities that hereafter become Participating Entities."

         4.       The defined term "Maximum Credit Agreement" set forth in
Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                  "Maximum Credit Amount shall mean $15,000,000."

         5.       The defined term "Participating Entity" is hereby added to
Article I of the Agreement and shall read as follows:

                  "Participating Entity shall mean any Subsidiary that hereafter executes and delivers to the Lender an Assumption Agreement and all of the documents necessary to assume joint and several liability as to the Credit Obligations."

         6. The defined term "Revolving Facility" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                  "Revolving Facility shall mean the credit facility made available to the Borrowers by the Lender under the terms of Article 2 in an aggregate amount of up to $15,000,000 as reduced by the Borrowers pursuant to Section 2.6 hereof."

         7. The defined term "Termination Date" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                  "Termination Date" means May 30, 2001, as the same may be extended from time to time in accordance with Section 2.7 hereof."

         8. The reference to the figure "$10,000,000" as it refers to the defined term "Note" in Section 2.1(a) of the Agreement is hereby amended to refer instead to the figure "$15,000,000."

         9. Section 2.1 of the Agreement is hereby amended to add at the end thereof the following subparagraph (i):

                  "(i)     each person that is to become after the date of this
         Amendment a Participating Entity shall, at the time it is to become a Participating Entity, execute and deliver to the Lender, in accordance with the provisions of Section 7.13, an Assumption Agreement in the form attached hereto as Schedule 2.1 ("Assumption Agreement")."

         10.      The references in Sections 2.1, 2.3(b), 2.3(c), 3.2, 5.9 and
9.15 of the Agreement to the term "AWBC" shall be amended to read "AWBC and each Participating Entity".


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         11.      Article 2 of the Agreement is hereby amended to add at the end thereof the following Section 2.8:

                  "SECTION 2.8 FEES. As consideration for the Lender's agreement to provide the Short-Term Facility, the Borrowers agree to pay to the Lender a facility fee computed at a per annum rate of 12.5 basis points (.125%) times the Maximum Credit Amount (the "Facility Fee"). The Facility Fee shall be payable in arrears on each Quarterly Payment Date, commencing on October 1, 2000, and on the Termination Date or the date of any earlier termination of this Agreement. The Facility Fee shall be computed on an Actual/360 Basis."

         12. Article 6 of the Agreement is hereby amended to add at the end thereof the following Section 6.4:

                  "SECTION 6.4 ADDITIONAL SUPPORTING DOCUMENTS. The Lender shall also have received on or before any date after the Closing Date on which a person becomes a Participating Entity (i) a copy of resolutions of the Board of Directors and, if necessary, the shareholders, partners or members of such person certified as in full force and effect on the date thereof by the Secretary or Assistant Secretary of such person, authorizing such person's execution, delivery and performance of, the Loan Documents and all other agreements and instruments that this Agreement requires to be executed, delivered and performed by such person; (ii) a copy of the organizational documents of such person, certified as true and correct on and as of the date on which Loan Documents are executed and delivered by such person; (iii) certificates of good standing with respect to such person from the appropriate Governmental Authorities in the jurisdiction under the laws of which such person is incorporated or formed; (iv) an Opinion of Counsel to such person consistent with the form of the Opinions of Counsel to the Borrowers delivered pursuant to Section 6.3 (with such changes therein as are appropriate in the circumstances) as to the execution and delivery by such person of the Loan Documents and other matters related thereto; (v) fully executed copies of all Loan Documents that this Agreement requires to be executed or delivered (or both) by such person (including a fully executed Assumption Agreement); and (vi) such additional supporting documents as the Lender or its counsel may reasonably request."

         13. Article 7 of the Agreement is hereby amended to add at the end thereof the following Section 7.13:

                  "SECTION 7.13 CREATION OR ACQUISITION OF SUBSIDIARIES. The Borrowers may from time to time create or acquire new Subsidiaries in accordance with this Agreement, provided that promptly (and in any event within fifteen (15) Business Days) after the creation or direct or indirect acquisition by any Borrower of any such new Subsidiary, such new Subsidiary will execute and deliver to the Lender an Assumption Agreement and all other documents necessary to cause it to become jointly and severally liable for all the Credit Obligations (subject to the limitations provided in the Assumption Agreement)."


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         14.      Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, as modified hereby, and all of the collateral described in the Agreement and the Loan Documents shall remain subject to the liens, security interests and assignments of the Agreement and the Loan Documents as security for the indebtedness evidenced by the Note and all other indebtedness described therein; and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note; and nothing contained in this Amendment should be construed to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Note; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Loan Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Note or the Agreement or the Loan Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

         15. All references in the Loan Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

         16. The Borrowers hereby certify that the organization documents of the Borrowers have not been amended since June 3, 1998.

         17. The Borrowers hereby represent and warrant to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof (except representations and warranties that are expressly limited to an earlier date); and the Borrowers hereby certify that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

         18. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         19. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Loan Documents not specifically mentioned herein.

         20. This Amendment shall be governed by the laws of the State of Alabama.


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         IN WITNESS WHEREOF, each of the Borrowers and the Lender has caused this Amendment to be executed and delivered by its duly authorized corporate officer as of the day and year first above written.


                                        BOOKS-A-MILLION, INC.


                                        By:      /s/ Sandra B. Cochran
                                          --------------------------------------
                                           Its President



                                        AMERICAN WHOLESALE BOOK COMPANY, INC.


                                        By:    /s/ Sandra B. Cochran
                                            ------------------------------------
                                              Its President

                                        Hand Delivery Address:

                                        402 Industrial Lane
                                        Birmingham, Alabama 35211
                                        FAX: (205) 945-1772
                                        Attention: Chief Financial Officer

                                        Mailing Address:

                                        Post Office Box 19768
                                        Birmingham, Alabama 35219
                                        FAX: (205) 945-1772
                                        Attention: Chief Financial Officer


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                                        AMSOUTH BANK


                                        By:    /s/ David A. Simmons
                                            ------------------------------------
                                              Its Senior Vice President


                                        Hand Delivery Address:

                                        Upper Lobby, AmSouth-Sonat Tower
                                        1900 Fifth Avenue North
                                        Birmingham, Alabama 35203
                                        FAX: (205) 801-0157
                                        Attention: Metropolitan Commercial
                                                   Banking Department

                                        Mailing Address:

                                        Post Office Box 11007
                                        Birmingham, Alabama 35288
                                        FAX: (205) 801-0157
                                        Attention: Metropolitan Commercial
                                                   Banking Department